Conformed

AMENDED AND RESTATED

WILMINGTON FUNDS

MULTIPLE CLASS PLAN

This Multiple Class Plan (“Plan”) is adopted by the Wilmington Funds (formerly the MTB Group of Funds and herein, the “Trust”), a Delaware statutory trust, with respect to the classes of shares (“Classes”) of its various portfolios (the “Funds”) set forth in exhibits hereto (the “Class Exhibits”). The adoption of this Plan is indicated by the execution of one or more of the Class Exhibits.

1.	PURPOSE

This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “Rule”), in connection with the issuance by the Trust of more than one class of shares of any or all of the Funds in reliance on the Rule.

2.	SEPARATE ARRANGEMENTS / CLASS DIFFERENCES

The arrangements for shareholders services or the distribution of securities, or both, for each Class shall be as set forth in the applicable Class Exhibit hereto.

3.	EXPENSE ALLOCATIONS

Each Class shall be allocated those expenses actually incurred in a different amount by that Class and which are described in the applicable Class Exhibit hereto (“Class Expenses”). Class Expenses may include distribution expenses; shareholder services expenses; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders; blue sky registration fees; SEC registration fees; the expense of administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one Class; or Trustees’ fees incurred as a result of issues relating to one Class of shares.

4.	CONVERSION FEATURES

The conversion features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.	EXCHANGE FEATURES

The exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

6.	EFFECTIVENESS

This Plan and any amendments thereto shall become effective with respect to each Class upon execution of an exhibit adopting this Plan with respect to such Class.

7.	AMENDMENT

Any material amendment of this Plan or any Class Exhibit hereto by the Trust is subject to the approval of a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not interested persons of the Trust upon a finding that such amendment is in the best interests of each Class individually and the Trust as a whole, pursuant to the Rule.

8.	LIMITATIONS OF LIABILITY OF TRUSTEES AND SHAREHOLDERS OF THE TRUST.

The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Plan are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Charter Documents.

EXHIBIT A to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

SERVICE CLASS SHARES

(formerly certain Class A, Class A2 and Class S Shares)

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	Separate Arrangements

Distribution Arrangements

Service Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of short-term money market securities.

Channel/Target Customers

Service Shares are designed for sale to retail customers.

Sales Load

None.

Rule 12b-1 Plan and Services

Service Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25% of 1% of the average daily net assets of each Fund’s Service Shares. All or any portion of this fee may be waived by the Distributor from time to time.

Shareholder Services Plan and Services

Service Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Service Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

Minimum Investment

There is no minimum initial investment for Service Shares. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

Voting Rights

Each Service Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

Distribution Fees are allocated equally among Service Shares of each Fund.

Shareholder Service Fees

Shareholder Service Fees are allocated equally among the Service Shares of each Fund.

3.	Conversion Features

Service Shares are not convertible into shares of any other class.

4.	Exchange Features

Service Shares of any portfolio may be exchanged for Service Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: November 16, 2007

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, on June 22, 2012, to reflect: (i) the conversion of the six classes of MTB Money Market Fund shares into four new MTB Money Market Fund share classes, effective January 20, 2012; (ii) the reorganization of four series of the MTB Group of Funds into four other series of the MTB Group of Funds; (iii) the reorganization of twelve portfolios of WT Mutual Fund, a Delaware statutory trust, into existing and newly formed series of the MTB Group of Funds; and (iv) the re-naming of the MTB Group of Funds to “Wilmington Funds” and the renaming of individual Funds. Events (ii), (iii) and (iv) were effective March 9, 2012.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of August 15, and August 22, 2016, to reflect the reorganizations of the Wilmington Prime Money Market Fund and the Wilmington Tax-Exempt Money Market Fund into the Wilmington U.S. Government Prime Money Market Fund, respectively.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: June 22, 2012

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 15, 2016

EXHIBIT B to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

SELECT CLASS SHARES

(formerly certain Class A, Institutional I, and Corporate Class Shares)

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	Separate Arrangements

Distribution Arrangements

Select Shares are marketed to financial institutions and other institutional investors directly or through a financial intermediary.

Channel/Target Customers

Select Shares are designed for sale to institutional investors investing for their own account (including as a fiduciary) or their individual customers’ accounts.

Sales Load

None

Rule 12b-1 Plan And Services

None.

Shareholder Services Plan And Services

The Select Shares may bear for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Select Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

Minimum Investments

The minimum initial investment in Select Shares is $100,000. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

Voting Rights

Each Select Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

No Distribution Fees are allocated to Select Shares.

Shareholder Service Fees

Shareholder Service Fees are allocated equally among the Select Shares of each Fund.

3.	Conversion Features

Select Shares are not convertible into shares of any other class.

4.	Exchange Features

Select Shares of any portfolio may be exchanged for Institutional I Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: November 16, 2007

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, on June 22, 2012, to reflect: (i) the conversion of the six classes of MTB Money Market Fund shares into four new MTB Money Market Fund share classes, effective January 20, 2012; (ii) the reorganization of four series of the MTB Group of Funds into four other series of the MTB Group of Funds; (iii) the reorganization of twelve portfolios of WT Mutual Fund, a Delaware statutory trust, into existing and newly formed series of the MTB Group of Funds; and (iv) the re-naming of the MTB Group of Funds to “Wilmington Funds” and the renaming of individual funds. Events (ii), (iii) and (iv) were effective March 9, 2012.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of August 15, and August 22, 2016, to reflect the reorganizations of the Wilmington Prime Money Market Fund and the Wilmington Tax-Exempt Money Market Fund into the Wilmington U.S. Government Prime Money Market Fund, respectively.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: June 22, 2012

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 15, 2016

EXHIBIT C to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

ADMINISTRATIVE CLASS SHARES

(formerly Institutional II Class)

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	Separate Arrangements

Distribution Arrangements

Administrative Class Shares are marketed to financial institutions directly or through a financial intermediary.

Channel/Target Customers

Administrative Class Shares are designed for sale to financial institutions investing for their own account (including as a fiduciary) or their individual customers’ accounts.

Sales Load

None.

Rule 12b-1 Plan And Services

Administrative Class Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a distribution service fee of 0.25 of 1% of the average daily net assets of the Administrative Class Shares. All or any portion of this fee may be waived by the Distributor from time to time.

Shareholder Services Plan And Services

Administrative Class Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Administrative Class Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

Minimum Investments

The minimum initial investment in Administrative Class Shares is $1,000. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

Voting Rights

Each Administrative Class Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

Distribution Fees are allocated equally among Sdministrative Class Shares of each Fund.

Shareholder Service Fees

Shareholder Service Fees are allocated equally among the Administrative Class Shares of each Fund.

3.	Conversion Features

Administrative Class Shares are not convertible into shares of any other class.

4.	Exchange Features

Administrative Class Shares of any portfolio may be exchanged for Administrative Class Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: November 16, 2007

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, on June 22, 2012, to reflect: (i) the conversion of the six classes of MTB Money Market Fund shares into four new MTB Money Market Fund share classes, effective January 20, 2012; (ii) the reorganization of four series of the MTB Group of Funds into four other series of the MTB Group of Funds; (iii) the reorganization of twelve portfolios of WT

Mutual Fund, a Delaware statutory trust, into existing and newly formed series of the MTB Group of Funds; and (iv) the re-naming of the MTB Group of Funds to “Wilmington Funds” and the renaming of individual funds. Events (ii), (iii) and (iv) were effective March 9, 2012.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of August 15, and August 22, 2016, to reflect the reorganizations of the Wilmington Prime Money Market Fund and the Wilmington Tax-Exempt Money Market Fund into the Wilmington U.S. Government Prime Money Market Fund, respectively.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: June 22, 2012

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 15, 2016

EXHIBIT D to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

INSTITUTIONAL CLASS SHARES

Wilmington U.S. Government Money Market Fund

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	Separate Arrangements

Distribution Arrangements

Institutional Class Shares are marketed primarily to private client advisers and other client-facing personnel within Wilmington Trust Company, Wilmington Trust, N.A. and M&T Bank for use by their clients who meet the minimum investment requirement.

Channel/Target Customers

Institutional Class Shares are designed primarily for use by large, individual investors and their related fiduciary (trust) and investment management accounts.

Sales Load

None.

Rule 12b-1 Plan And Services

None.

Shareholder Services Plan And Services

None.

Minimum Investments

The minimum initial investment in Institutional Class Shares is $5,000,000. The minimum account balance is $10,000.

Voting Rights

Each Institutional Class Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

None.

Shareholder Service Fees

None.

3.	Conversion Features

Institutional Class Shares are not convertible into shares of any other class.

4.	Exchange Features

Institutional Class Shares of any money market fund portfolio may be exchanged for Institutional Class Shares of other money market funds in the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: December 9, 2011

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of August 15, and August 22, 2016, to reflect the reorganization of the Wilmington Prime Money Market Fund into the Wilmington U.S. Government Prime Money Market Fund.

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 15, 2016

EXHIBIT E to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

CLASS A SHARES

Wilmington Broad Market Bond Fund*

Wilmington Intermediate Term Bond Fund*

Wilmington Short-Term Bond Fund*

Wilmington Municipal Bond Fund***

Wilmington New York Municipal Bond Fund*

Wilmington Multi-Manager International Fund***

Wilmington Multi-Manager Real Asset Fund***

Wilmington Strategic Allocation Aggressive Fund***

Wilmington Strategic Allocation Conservative Fund***

Wilmington Strategic Allocation Moderate Fund*

Wilmington Multi-Manager Alternatives Fund****

*	Effective date of Plan is March 24, 2003
**	Effective date of Plan is January 22, 2006
***	Effective date of Plan is March 9, 2012
****	Effective date of Plan is December 9, 2011

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios (each, a “Fund”) of the MTB Group of Funds (the “Trust”) on whose behalf it is executed as of the date stated above.

1.	Separate Arrangements

Distribution Arrangements

Class A Shares are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of securities.

Channel/Target Customers

Class A Shares are designed for sale to retail customers.

Sale Load

Class A Shares are sold with a front-end sales load as described in the prospectus.

Rule 12b-1 Plan and Services

The Class A Shares may bear, for services provided pursuant to the Rule 12b-1 Plan, a maximum distribution fee of 0.25% of 1% of the average daily net assets of each Fund’s Class A Shares. All or any portion of this fee may be waived by the Distributor from time to time.

Shareholder Service Fees

The Class A Shares may bear, for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of each Fund’s Class A Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

Minimum Investments

The minimum initial investment in Class A Shares is $1,000. Subsequent investments must be in amounts of at least $25. The minimum account balance is $250.

Voting Rights

Each Class A Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders of the entire Trust vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

Distribution Fees are allocated equally among Class A Shares of each Fund.

Shareholder Service Fees

Shareholder Service Fees are allocated equally among Class A Shares of each Fund.

3.	Conversion Features

Class A Shares are not convertible into shares of any other class.

4.	Exchange Features

Class A Shares of any portfolio may be exchanged for Class A Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: December 3, 2009

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, on June 22, 2012, to reflect: (i) the conversion of the six classes of MTB Money Market Fund shares into four new MTB Money Market Fund share classes, effective January 20, 2012; (ii) the reorganization of four series of the MTB Group of Funds into four other series of the MTB Group of Funds; (iii) the reorganization of twelve portfolios of WT Mutual Fund, a Delaware statutory trust, into existing and newly formed series of the MTB Group of Funds; and (iv) the re-naming of the MTB Group of Funds to “Wilmington Funds” and the renaming of individual Funds. Events (ii), (iii) and (iv) were effective March 9, 2012.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of November 30, 2012, to reflect the reorganization of the Wilmington Pennsylvania and Virginia Municipal Bond Funds into the Wilmington Municipal Bond Fund.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of April 12, 2013, to reflect the recapitalization into another class of shares, or the elimination, of the Class A shares of certain Funds.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, as of September 12, 2013, to reflect the name change of the Wilmington Rock Maple Alternatives Fund to the Wilmington Multi-Manager Alternatives Fund.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of September 18, 2014, to reflect the liquidations of the Wilmington Large-Cap Value Fund and the Wilmington Large-Cap Growth Fund.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of September 17, 2015, to reflect: (i) the reorganization of the Wilmington Short Duration Government Bond Fund into the Wilmington Short-Term Corporate Bond Fund (re-named the Wilmington Short-Term Bond Fund); (ii) the reorganization of the Wilmington Maryland Municipal Bond Fund into the Wilmington Municipal Bond Fund; and (iii) the liquidations of the Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: June 22, 2012

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 12, 2013

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 18, 2014

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 17, 2015

EXHIBIT F to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

CLASS I SHARES

(formerly Institutional I Shares)

Wilmington Broad Market Bond Fund*

Wilmington Intermediate Term Bond Fund*

Wilmington Short-Term Bond Fund*

Wilmington Municipal Bond Fund***

Wilmington New York Municipal Bond Fund*

Wilmington Large-Cap Strategy Fund**

Wilmington Multi-Manager International Fund**

Wilmington Multi-Manager Real Asset Fund**

Wilmington Strategic Allocation Aggressive Fund**

Wilmington Strategic Allocation Conservative Fund**

Wilmington Strategic Allocation Moderate Fund*

Wilmington Multi-Manager Alternatives Fund***

*	Effective date of Plan is March 24, 2003
**	Effective date of Plan is March 9, 2012
***	Effective date of Plan is December 9, 2011

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Trust (“Funds”) on whose behalf it is executed as of the date stated below.

1.	Separate Arrangements

Distribution Arrangements

Class I Shares are marketed to financial institutions directly or through a financial intermediary.

Channel/Target Customers

Class I Shares are designed for sale to financial institutions investing for their own account (including as a fiduciary) or their individual customers’ accounts.

Sales Load

None.

Rule 12b-1 Plan And Services

None.

Shareholder Services Plan And Services

Class I Shares may bear for shareholder services provided, a maximum shareholder service fee of 0.25 of 1% of the average daily net asset value of the Class Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

Minimum Investments

The minimum initial investment in Class I Shares is $1,000,000. Subsequent investments must be in amounts of at least $25. The minimum account balance is $10,000.

Voting Rights

Each Class I Share gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for the entire Trust for vote. All shares of each portfolio or class in the Funds have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote in matters affecting that portfolio or class.

2.	Expense Allocation

Distribution Fees

No Distribution Fees are allocated to Class I Shares.

Shareholder Service Fees

Shareholder Service Fees are allocated equally among the Class I Shares of each Fund.

3.	Conversion Features

Class I Shares are not convertible into shares of any other class.

4.	Exchange Features

Class I Shares of any portfolio may be exchanged for Class I Shares of other Funds of the Trust pursuant to the conditions described in the appropriate prospectus.

IN WITNESS WHEREOF, this Class Exhibit has been executed on behalf of the above-listed portfolios of the Trust by their duly-authorized officer as of the date set forth below.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: November 16, 2007

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, on June 22, 2012, to reflect: (i) the conversion of the six classes of MTB Money Market Fund shares into four new MTB Money Market Fund share classes, effective January 20, 2012; (ii) the reorganization of four series of the MTB Group of Funds into four other series of the MTB Group of Funds; (iii) the reorganization of twelve portfolios of WT Mutual Fund, a Delaware statutory trust, into existing and newly formed series of the MTB Group of Funds; and (iv) the re-naming of the MTB Group of Funds to “Wilmington Funds” and the renaming of individual Funds. Events (ii), (iii) and (iv) were effective March 9, 2012.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of November 30, 2012, to reflect the reorganization of the Wilmington Pennsylvania and Virginia Municipal Bond Funds into the Wilmington Municipal Bond Fund.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, as of September 12, 2013, to reflect the name change of the Wilmington Rock Maple Alternatives Fund to the Wilmington Multi-Manager Alternatives Fund.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of September 19, 2014, to reflect the liquidations of the Wilmington Large-Cap Value Fund and the Wilmington Large-Cap Growth Fund.

Amended with the approval of the Board of Trustees, including a majority of the Independent Trustees, effective as of September 17, 2015, to reflect: (i) the reorganization of the Wilmington Short Duration Government Bond Fund into the Wilmington Short-Term Corporate Bond Fund (re-named the Wilmington Short-Term Bond Fund); (ii) the reorganization of the Wilmington Maryland Municipal Bond Fund into the Wilmington Municipal Bond Fund; and (iii) the liquidations of the Wilmington Mid-Cap Growth Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Strategy Fund.

Wilmington Funds

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: June 22, 2012

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 12, 2013

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 18, 2014

By:	/s/ Michael D. Daniels
Name: Michael D. Daniels
Title: Vice President
Date: September 17, 2015

EXHIBIT G to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

CLASS C SHARES

Wilmington Small Cap Growth Fund

Note:	Class C Shares were converted to Class A Shares effective April 12, 2013. See Exhibit E to Multiple Class Plan.

EXHIBIT H to the Multiple Class Plan

WILMINGTON FUNDS (formerly the MTB Group of Funds)

Class C Shares

Wilmington Intermediate-Term Bond Fund

Wilmington Short-Term Corporate Bond Fund

Wilmington Short Duration Government Bond Fund

Note:	Class C Shares were converted to Class A Shares effective April 12, 2013. See Exhibit E to Multiple Class Plan.

EXHIBIT I to the Multiple Class Plan

MTB GROUP OF FUNDS

CLASS S SHARES

MTB Money Market Fund

MTB U.S. Treasury Money Market Fund

Note:	Class S Shares were converted to Service Class Shares effective January 20, 2012. See Exhibit A to Multiple Class Plan.

EXHIBIT J to the Multiple Class Plan

MTB GROUP OF FUNDS

CLASS B SHARES

Note: Class B shares eliminated through conversion to Class A/A2 shares effective 3/31/2011

EXHIBIT K to the Multiple Class Plan

MTB GROUP OF FUNDS

CORPORATE SHARES

(formerly, Institutional Shares)

MTB Prime Money Market Fund

Note:	Corporate Class Shares were converted to Select Class Shares effective January 20, 2012. See Exhibit B to Multiple Class Plan.

EXHIBIT L to the Multiple Class Plan

MTB GROUP OF FUNDS

Class A2 Shares

(formerly Institutional Shares)

MTB Money Market Fund

Note:	Class A2 Shares were converted to Service Class Shares effective January 20, 2012. See Exhibit A to Multiple Class Plan.